UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2019

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Erie St., Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 949-2680

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2019, Cue Biopharma, Inc. (the “Company”) appointed Dr. Aaron Fletcher to serve as a member of the Board of Directors of the Company. Dr. Fletcher will replace Anthony DiGiandomenico, who resigned as a member of the Company’s Board of Directors on October 3, 2019. Mr. DiGiandomenico did not indicate that his resignation was the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Dr. Fletcher (age 39) has served as founder and President of Bios Research, a financial services firm that provides public equity research in the healthcare industry tailored to institutional firms since 2012. Since 2014, Dr. Fletcher has also served as Managing Partner of Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech companies. Dr. Fletcher also serves as director of a number of privately held biotechnology companies including Lung Therapeutics, Inc., Actuate Therapeutics, Inc. AbiliTech Medical, Inc., TFF Pharmaceuticals, Inc., and Cognition Therapeutics, Inc., and also serves as a director of SWK Holdings Corp. (SWKH.OB), a life science focused specialty finance company. Dr. Fletcher holds a Bachelor of Science degree from York College and a Ph.D. in Biochemistry from Colorado State University, and serves as a visiting professor at Dallas Baptist University.

Dr. Fletcher will receive compensation for his service as a director in accordance with the Company’s Director Compensation Policy (the “Director Compensation Policy”). Pursuant to the Director Compensation Policy, Dr. Fletcher will (1) receive an annual cash retainer of $35,000 and an annual stock option award covering 8,000 shares of Company common stock, and (2) in connection with his initial appointment to the Board of Directors, received options to purchase 50,000 shares of Company common stock that vests in eight equal semi-annual installments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cue Biopharma, Inc.

Date: October 9, 2019	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer